    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997
                                                    REGISTRATION NO.: 33-57789
                                                                      811-7249
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                               ----------------
                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    [X]

                         PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                        POST-EFFECTIVE AMENDMENT NO. 2                     [X]

                                    AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                               [X]

                               AMENDMENT NO. 3                             [X]
                               ----------------
              DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                               ----------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036
                               ----------------
                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment become effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

              X  immediately upon filing pursuant to paragraph (b)
             ___
             ___ on (date) pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a)
             ___ on (date) pursuant to paragraph (a) of rule 485

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING FEBRUARY 28, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1997.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
==============================================================================

              DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
                            CROSS-REFERENCE SHEET


  FORM N-1A
ITEM          CAPTION
----          -------
PART A        PROSPECTUS
------        ----------
1.            Cover Page
2.            Prospectus Summary; Summary of Fund Expenses
3.            Financial Highlights; Performance Information
4.            Investment Objective and Policies; The Fund and its
              Management; Cover Page; Investment Restrictions;
              Prospectus Summary
5.            The Fund and Its Management; Back Cover; Investment
              Objective and Policies
6.            Dividends, Distributions and Taxes; Additional
              Information
7.            Purchase of Fund Shares; Shareholder Services
8.            Redemptions and Repurchases; Shareholder
              Services
9.            Not Applicable


 PART B       STATEMENT OF ADDITIONAL INFORMATION
-------       -----------------------------------
10.           Cover Page
11.           Table of Contents
12.           The Fund and Its Management
13.           Investment Practices and Policies; Investment Restrictions;
              Portfolio Transactions and Brokerage
14.           The Fund and Its Management; Trustees and
              Officers
15.           Trustees and Officers
16.           The Fund and Its Management; The Distributor; Shareholder
              Services; Custodian and
              Transfer Agent; Independent Accountants
17.           Portfolio Transactions and Brokerage
18.           Description of Shares
19.           The Distributor; Redemptions and Repurchases; Financial
              Statements; Shareholder Services
20.           Dividends, Distributions and Taxes
21.           Purchase of Fund Shares
22.           Performance Information
23.           Experts; Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- APRIL 30, 1997



Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is an open-end diversified management investment company whose investment objective is current income and preservation of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. (See "Investment Objective and Policies.") Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities.

Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 30, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


Dean Witter
Intermediate Term
U.S. Treasury Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 OR
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      5


Investment Objective and Policies .....................................      6


Purchase of Fund Shares ...............................................      8

Shareholder Services ..................................................     10


Redemptions and Repurchases ...........................................     13


Dividends, Distributions and Taxes ....................................     14

Performance Information ...............................................     15


Additional Information ................................................     16


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    DEAN WITTER DISTRIBUTORS INC.,
                    DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


 --------------- ---------------------------------------------------------------------------
The Fund        The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end diversified management investment company investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.
--------------- ---------------------------------------------------------------------------
Shares Offered  Shares of beneficial interest with $0.01 par value (see page 16).
--------------- ---------------------------------------------------------------------------
Offering        The price of the shares offered by this Prospectus is determined once daily
 Price          as of 4:00 p.m., New York time, on each day that the New York Stock
                Exchange is open, and is equal to the net asset value per share without a sales charge (see page 8).
--------------- ---------------------------------------------------------------------------
Minimum         The minimum initial purchase is $1,000 ($100 if the account is opened
 Purchase       through EasyInvest (Service Mark) ); minimum subsequent investment is $100
                (see page 8).
--------------- ---------------------------------------------------------------------------
Investment      The investment objective of the Fund is current income and preservation of
 Objective      principal.
--------------- ---------------------------------------------------------------------------
Investment      In order to maximize the amount of the Fund's dividends which are exempt
 Policies       from state and local income taxation, the Fund will invest substantially all of its assets in U.S. Treasury securities which are direct obligations of the U.S. Government (see page 5).
--------------- ---------------------------------------------------------------------------
Investment      Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of
 Manager        the Fund, and its wholly-owned subsidiary, Dean Witter Services Company
                Inc. serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $91.4 billion at March 31, 1997 (see page 5).
--------------- ---------------------------------------------------------------------------
Management Fee  The Investment Manager receives a monthly fee at the annual rate of 0.35%
                of daily net assets (see page 5).
--------------- ---------------------------------------------------------------------------
Dividends and   Dividends are declared daily and paid monthly. Capital gains distributions,
 Capital Gains  if any, are paid at least once a year or are retained for reinvestment by
 Distributions  the Fund. Dividends and capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 14).
--------------- ---------------------------------------------------------------------------
Distributor     Dean Witter Distributors Inc. (the "Distributor") is the distributor of the
 and Plan of    Fund's shares (see page 9). The Fund is authorized to reimburse specific
 Distribution   expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholders accounts, in accordance with a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.35% of average daily net assets of the Fund (see page 9).
--------------- ---------------------------------------------------------------------------
Redemption      At net asset value; account may be involuntarily redeemed if total value of the account is less than $100 or, if the account was opened through
                EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see pages 13-14).
--------------- ---------------------------------------------------------------------------
Risks           The Fund invests substantially all of its assets in U.S. Treasury securities which are subject to minimal risk of default but which may be subject to risk of loss of investment value due to interest rate fluctuations. It may engage in the purchase of such securities on a when-issued basis. The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates.
                Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. A portion of the U.S.
                Treasury securities in which the Fund invests may be zero coupon Treasury securities. Such securities are subject to greater market price fluctuations during periods of changing prevailing interest rates (see pages 5-6).
--------------- ---------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended February 28, 1997.



Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases.................................   None
Maximum Sales Charge Imposed on Reinvested Dividends .....................   None
Deferred Sales Charge.....................................................   None
Redemption Fees ..........................................................   None
Exchange Fee .............................................................   None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
Management Fees*..........................................................   0.00%
12b-1 Fees** .............................................................   0.33%
Other Expenses*...........................................................   0.00%
Total Fund Operating Expenses*............................................   0.33%




"Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management Fees and "Other Expenses," incurred by the Fund for the fiscal year ending February 28, 1997.
------------
* The Investment Manager had undertaken to assume all expenses (except for the brokerage and 12b-1 fees) and waive the compensation provided for in its Management Agreement until March 27, 1997 and has undertaken such expense assumption and compensation waiver through February 28, 1998. Assuming no waiver of management fees and no assumption of other expenses, it is estimated that, for the fiscal year ending February 28, 1997, the "Management Fees" would have been 0.35%, "Other Expenses" would have been 6.39% and "Total Fund Operating Expenses" would have been 7.07%. For the fiscal year ended February 28, 1997, the Fund's total operating expenses, consisting only of 12b-1 fees, amounted to 0.33% of the Fund's daily net assets.
** A portion of the 12b-1 fee, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of National Association of Securities Dealers Inc. ("NASD") guidelines and is a payment made for personal service and/or maintenance of shareholder accounts provided by account executives (See, "Purchase of Fund Shares").



 Example                                                                 1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------- -------- --------- --------- ----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period:...............................................................    $3       $11       $19     $ 42


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.




                                                               For the Period
                                             For the Year    September 27, 1995*
                                                 Ended             Through
                                           February 28, 1997  February 29, 1996
                                          ----------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....      $ 9.92             $10.00
                                          ----------------- -------------------
Net investment income ....................        0.53               0.21
Net realized and unrealized loss  ........       (0.21)             (0.08)
                                          ----------------- -------------------
Total from investment operations  ........        0.32               0.13
                                          ----------------- -------------------
Less dividends from net investment income        (0.53)++           (0.21)
                                          ----------------- -------------------
Net asset value, end of period ...........      $ 9.71             $ 9.92
                                          ================= ===================
TOTAL INVESTMENT RETURN+ .................        3.42%              1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................        0.33%(3)           0.32%(2)(3)
Net investment income ....................        5.41%(3)           5.05%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..      $1,992             $4,437
Portfolio turnover rate ..................          42%                20%(1)


------------
 *     Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
++     Includes distributions from capital gains of $.003.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been 7.07% and (1.33)%, respectively, for the year ended February 28, 1997 and 2.82% and 2.55%, respectively, after application of the Fund's state expense limitation, for the period ended February 29, 1996.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on February 9, 1995.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company, serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $88.3 billion as of March 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying an annual rate of 0.35% to the Fund's net assets determined as of the close of each business day.


   The Fund's expenses include: the fee of the Investment Manager; taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager had undertaken to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. The Investment Manager had undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Management Agreement until March 27, 1997 and has undertaken to continue such expense assumption and compensation waiver through February 28, 1998.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is current income and preservation of principal. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 95% of its total assets in U.S. Treasury securities. U.S. Treasury securities, which presently consist of U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, are direct obligations of the U.S. Treasury and are backed by the "full faith and credit" of the U.S. Government. The investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.


   Neither the value nor the yield of the U.S. Treasury securities in which the Fund invests (or the value or yield of shares of the Fund) are guaranteed by the U.S. Government. The value of the Fund's portfolio securities and therefore the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates and other factors as well as on the yield of the Fund's portfolio securities. Generally, as prevailing interest rates rise, the value of the securities held by the Fund, and concomitantly, the net asset value of the Fund's shares, will fall. Intermediate term debt securities are generally subject to a lesser degree of market fluctuation as a result of changes in interest rates than debt securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities. Under normal circumstances, the Fund will maintain a portfolio with a dollar-weighted average maturity of between 3 and 8 years. There may be periods during which, in the opinion of the Investment Manager, market conditions warrant the Fund retaining cash or investing a substantial portion of its assets in short-term U.S. Treasury securities. During such periods in which the Fund has adopted a temporary "defensive" posture, the Fund's average dollar-weighted maturity may be less than three years.


   Zero Coupon Treasury Securities. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. See "Dividends, Distributions and Taxes."

   Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.


   When-Issued and Delayed Delivery Securities and Firm Commitments. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to a month or more of their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.


   Repurchase Agreements. The Fund may enter into repurchase agreements in an amount up to 5% of its net assets. Repurchase agreements may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund will not invest in repurchase agreements that do not mature within seven days and in other illiquid securities if, in the aggregate, such investments amount to more than 15% of its net assets.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager; the views of the Trustees of the Fund and others regarding economic developments and inter-est rate trends; and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Taxable Fixed Income Group, which manages 25 funds and fund portfolios, with approximately $12.7 billion in assets as of March 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, is the primary portfolio manager of the Fund. Mr. Gupta has been a portfolio manager at InterCapital for over five years.


   Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the opinion of the Investment Manager, strengthen the Fund's position and contribute to its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 100%.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others who have entered into Selected Dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Intermediate Term U.S. Treasury Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined (see "Determination of Net Asset Value" below) following receipt of an order.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investor's funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Inves-tors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share is determined by the Investment Manager as of 4:00 P.M. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost unless the Board of Trustees determines this does not represent fair market value.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by the Distributor and its affiliates, or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, DWR account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of the NASD guidelines. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $8,936 to the Distributor pursuant to the Plan for the fiscal year ended February 28, 1997. This is an accrual at the annual rate of 0.33% of the Fund's average daily net assets.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.


   Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

   EasyInvest (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

   Shareholders wishing to enroll in the Withdrawal Plan should make this election on the Investment Application or contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Tax Sheltered Retirement Plans. Retirement plans are available through the Investment Manager for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan adminis tration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   An "Exchange Privilege", that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of various Dean Witter Funds which are open-end investment companies sold with either a front-end (at time of purchase) sales charge ("FESC funds") or a contingent deferred (at time of redemption) sales charge ("CDSC funds"), may be exchanged for shares of the Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund and Dean Witter Balanced Income Fund and for shares of five Dean Witter Funds which are money market funds: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which eleven funds, including the Fund, are hereinafter collectively referred to as the "Exchange Funds"). An exchange from an FESC fund or a CDSC fund to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from an FESC fund or a CDSC fund, shares of the FESC fund or the CDSC fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Subsequently, shares of the Exchange Fund received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange for (i) shares of FESC funds or (ii) shares of Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of Exchange Funds received in an exchange for shares of a CDSC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. (If shares of an Exchange Fund received in exchange for shares originally purchased from a CDSC fund are exchanged for shares of another CDSC fund having a different CDSC schedule than that of the CDSC fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from a CDSC fund remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen so that the charge is based upon the period of time the shareholder actually held shares of a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges involving FESC funds or CDSC funds may be made after the shares of the FESC fund or CDSC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Distributor to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Distributor's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current broker-dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemptions. Shares of the Fund may be redeemed for cash at any time at the net asset value per share next determined. If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next determined as described under "Purchase of Fund Shares--Determination of Net Asset Value" after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or any other Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Repurchases. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or the other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Involuntary Redemption. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account offered through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute dividends from net short-term or long-term capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any such net long-term capital gains in any year.


   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXATION

   Federal Taxes. Because the Fund intends to distribute subtantially all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

   Long-term and short-term capital gains may be generated by the sale of portfolio securities by the Fund. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   No portion of such distributions will be eligible for the dividends received deduction for corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Current federal law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary.

   After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the Federal tax status of dividends and distributions paid or retained by the Fund.


   The foregoing discussion relates solely to the Federal income tax consequences of an investment in the Fund and dividends (where applicable) and distributions may also be subject to state and local taxes (see "State and Local Taxes" below); there fore, each shareholder is advised to consult his or her own tax adviser.


   State and Local Taxes. The Fund intends to invest substantially all of its assets in U.S. Treasury obligations that provide interest income exempt from state and local taxes. Because all States presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from state and local taxation. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund. Shareholders are urged to consult their tax advisers regarding specific questions regarding federal, state and local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the assets of the Fund, and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. Under the Declaration of Trust, indemnification shall be made out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter U.S. Government Money
 Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter California Tax-Free Daily
 Income Trust
Dean Witter New York Municipal Money
 Market Trust


EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International Small Cap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust


FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

Dean Witter
Intermediate Term
U.S. Treasury Trust
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.


DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST
                                                    PROSPECTUS--APRIL 30, 1997

                                                                DEAN WITTER
                                                                INTERMEDIATE
                                                                TERM
                                                                U.S. TREASURY
                                                                TRUST




STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1997


-----------------------------------------------------------------------------

   Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is an open-end, diversified management investment company whose investment objective is current income and preservation of principal. The Fund seeks to achieve its investment objective by investing substantially all of its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.

   Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.


   A Prospectus for the Fund dated April 30, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Intermediate Term U.S. Treasury Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and its Management............  3
Trustees and Officers..................   6
Investment Practices and Policies .....  12
Investment Restrictions................  13
Portfolio Transactions and Brokerage ..  14
The Distributor........................  15
Shareholder Services...................  18
Redemptions and Repurchases............  22
Dividends, Distributions and Taxes ....  23
Performance Information................  24
Description of Shares of the Fund .....  24
Custodian and Transfer Agent...........  25
Independent Accountants................  25
Reports to Shareholders................  25
Legal Counsel..........................  26
Experts................................  26
Registration Statement ................  26
Financial Statements--February 28,
 1997..................................  27
Report of Independent Accountants .....  35

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on February 9, 1995.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers".

   InterCapital is also the investment manager (or investment adviser and administrator) of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Diversified Income Trust, Dean Witter Premier Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Retirement Series, Dean Witter Health Sciences Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International Small Cap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Active Assets Money Trust, Active Assets Tax-Free Trust, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust. Also, the Investment Manager serves as investment adviser and administrator to Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc., ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies, for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund,

TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003 and TCW/DW Emerging Markets Opportunities Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to a Services Agreement between InterCapital and DWSC, InterCapital has retained DWSC to provide administrative services to the Fund.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Distributor of the Fund's shares (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: fees pursuant to the Fund's Plan of Distribution; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of the Fund, determined as of the close of each business day. The Investment Manager had undertaken from commencement of operations to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until March 27, 1997. The Investment Manager has undertaken to continue such expense assumption and compensation waiver through February 28, 1998. For the fiscal period September 27, 1995 (commencement of operations) through February 29, 1996 and for the fiscal year ended February 28, 1997, the fees payable under the Investment Management Agreement ($5,586 and $9,458, respectively) were waived by the Investment Manager pursuant to undertakings described above.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager has paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse the Investment Manager for such expenses of approximately $180,000. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Agreement was initially approved by the Board of Trustees on April 20, 1995. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act). Under its terms, the Agreement will continue in effect until April 30, 1996 and will continue from year to year thereafter, provided such continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   At their meeting held on February 21, 1997, the Board of Trustees approved a new investment Management Agreement, to take effect upon the proposed merger of DWDC with Morgan Stanley Group Inc. (see "The Fund and its Management" in the Prospectus), subject to approval of the Agreement by the shareholders of the Fund, and called a Special Meeting of Shareholders to be held on May 21, 1997 at which the shareholders will vote on approval or disapproval of such Agreement. The new Agreement is substantially identical to the present Agreement except for their dates of effectiveness and termination. At their meeting held on April 24, 1997, the Board of Trustees, including all of the Independent Trustees, approved continuation of the present Management Agreement until the earlier of April 30, 1998 or consummation of the proposed merger.


   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between InterCapital and the Fund is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------- --------------------------------------------------------
Michael Bozic (56)                           Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                      Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation             the Dean Witter Funds; formerly President and Chief Executive
6111 Broken Sound Parkway, N.W.              Officer of Hills Department Stores (May, 1991-July, 1995);
Boca Raton, Florida                          formerly variously Chairman, Chief Executive Officer,
                                             President and Chief Operating Officer (1987-1991) of the Sears
                                             Merchandise Group of Sears, Roebuck and Co.; Director of
                                             Eaglemark Financial Services, Inc., the United Negro College
                                             Fund and Weirton Steel Corporation and Domain Inc.

Charles A. Fiumefreddo* (63)                 Chairman, Chief Executive Officer and Director of InterCapital,
Chairman of the Board, President and         Distributors and DWSC; Executive Vice President and Director
Chief Executive Officer and Trustee,         of DWR; Chairman, Trustee or Director, President and Chief
Two World Trade Center                       Executive Officer of the Dean Witter Funds; Chairman, Chief
New York, New York                           Executive Officer and Trustee of the TCW/DW Funds; formerly
                                             Executive Vice President and Director of DWDC; Chairman and
                                             Director of Dean Witter Trust Company ("DWTC")(since October,
                                             1989); Director of various DWDC subsidiaries and affiliates;
                                             formerly Executive Vice President and Director of DWDC (until
                                             February 1993).

Edwin J. Garn (64)                           Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                      States Senator (R-Utah)(1974-1992) and Chairman, Senate
c/o Huntsman Corporation                     Banking Committee (1980-1986); formerly Mayor of Salt Lake
500 Huntsman Way                             City, Utah (1971-1974); formerly Astronaut, Space Shuttle
Salt Lake City, Utah                         Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical
                                             Corporation (since January, 1993); Director of Franklin Quest
                                             (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------- --------------------------------------------------------
John R. Haire (72)                           Chairman of the Audit Committee and Chairman of the Committee
Trustee                                      of the Independent Directors or Trustees and Director or Trustee
Two World Trade Center                       of the Dean Witter Funds; Chairman of the Audit Committee
New York, New York                           and Chairman of the Committee of the Independent Trustees
                                             and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989), and Chairman and Chief
                                             Executive Officer of Anchor Corporation, an Investment Adviser
                                             (1964-1978); Director of Washington National Corporation
                                             (insurance).

Dr. Manuel H. Johnson (48)                   Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                      firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.        (G7C), an international economic commission (since September,
1133 Connecticut Avenue, N.W.                1990); Director or Trustee of the Dean Witter Funds; Trustee
Washington, D.C.                             of the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                             Director of Greenwich Capital Markets Inc. (broker-dealer);
                                             Trustee of the Financial Accounting Foundation (oversight
                                             organization for the FASB); formerly Vice Chairman of the
                                             Board of Governors at the Federal Reserve System (February,
                                             1986-August, 1990) and Assistant Secretary of the U.S. Treasury
                                             (1982-1986).

Michael E. Nugent (60)                       General Partner, Triumph Capital, L.P., a private investment
Trustee                                      partnership (since 1988); Director or Trustee of the Dean
c/o Triumph Capital, L.P.                    Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                              President, Bankers Trust Company and BT Capital Corporation
New York, New York                           (1984-1988); Director of various business organizations.
Philip J. Purcell* (53)                      Chairman of the Board of Directors and Chief Executive Officer
Trustee                                      of DWDC, Dean Witter and Novus Credit Services Inc.; Director
Two World Trade Center                       of InterCapital, DWSC and Distributors; Director or Trustee
New York, New York                           of the Dean Witter Funds; Director and/or officer of various
                                             DWDC subsidiaries.

John L. Schroeder (66)                       Retired; Director or Trustee of the Dean Witter Funds; Trustee
Trustee                                      of the TCW/DW Funds; Director of Citizens Utilities Company;
c/o Gordon Altman Butowsky                   formerly Executive Vice President and Chief Investment Officer
 Weitzen Shalov & Wein                       of the Home Insurance Company (August, 1991 September, 1995)
Counsel to the Independent Trustees          and formerly Chairman and Chief Investment Officer of
114 West 47th Street                         Axe-Houghton Manage ment and the Axe-Houghton Funds
New York, New York                           (1983-1991).

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------- --------------------------------------------------------
Barry Fink (42)                              Senior Vice President (since March, 1997) and Secretary and
Vice President, Secretary                    General Counsel (since February, 1997) of InterCapital and
 and General Counsel                         DWSC; Senior Vice President (since March, 1997) and Assistant
Two World Trade Center                       Secretary and Assistant General Counsel (since February, 1997)
New York, New York                           of Distributors; Assistant Secretary of DWR (since August,
                                             1996); Vice President, Secretary and General Counsel of the
                                             Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                             previously First Vice President (June, 1993-February, 1997),
                                             Vice President (until June, 1993) and Assistant Secretary
                                             and Assistant General Counsel of InterCapital and DWSC and
                                             Assistant Secretary of the Dean Witter Funds and the TCW/DW
                                             Funds.
Rajesh K. Gupta (36)                         Senior Vice President of InterCapital; Vice President of various
Vice President                               Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                        First Vice President and Assistant Treasurer (since January,
Treasurer                                    1993) of InterCapital and DWSC; Treasurer of the Dean Witter
Two World Trade Center                       Funds and the TCW/DW Funds.

New York, New York [FN]
------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC and Peter Avelar, Jonathan R. Page, and James F. Willison Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of March 31, 1997, the Dean Witter Funds had total net assets of approximately $82.8 billion and more than five million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund intends to pay each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund intends to pay the Chairman of the Audit Committee an annual fee of $750 and the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company will receive no compensation or expense reimbursement from the Fund. The Fund commenced operations on September 27, 1995 and paid no compensation to the Independent Trustees for the fiscal period ended February 29, 1996 and for the fiscal year ended February 28, 1997. Payments will commence as of the time the Fund begins paying management fees, which, pursuant to an undertaking by the Investment Manager, will commence on March 1, 1998.

   At such time as the Fund has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                               AGGREGATE
                             COMPENSATION
NAME OF INDEPENDENT TRUSTEE  FROM THE FUND
---------------------------  -------------
Michael Bozic .............     $1,900
Edwin J. Garn .............      1,900
John R. Haire .............      3,850
Dr. Manuel H. Johnson  ....      1,900
Michael E. Nugent..........      1,900
John L. Schroeder..........      1,900



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                            FOR SERVICE AS
                                                             CHAIRMAN OF
                                                            COMMITTEES OF    FOR SERVICE AS
                                                             INDEPENDENT      CHAIRMAN OF
                           FOR SERVICE                        DIRECTORS/     COMMITTEES OF     TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND     INDEPENDENT     COMPENSATION
                           TRUSTEE AND      TRUSTEE AND         AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82    AND AUDIT     82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS            FUNDS            FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
---------------------- ----------------- ---------------- ---------------- ---------------- ---------------
Michael Bozic .........     $138,850               --                --              --         $138,850
Edwin J. Garn .........      140,900               --                --              --          140,900
John R. Haire .........      106,400          $64,283          $195,450         $12,187          378,320
Dr. Manuel H. Johnson        137,100           66,483                --              --          203,583
Michael E. Nugent  ....      138,850           64,283                --              --          203,133
John L. Schroeder......      137,150           69,083                --              --          206,233



   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                                                          ESTIMATED
                                                             RETIREMENT     ANNUAL
                               ESTIMATED                      BENEFITS     BENEFITS
                               CREDITED                      ACCRUED AS      UPON
                                 YEARS         ESTIMATED      EXPENSES    RETIREMENT
                             OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                              RETIREMENT       ELIGIBLE       ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS (2)
--------------------------   ------------- --------------- ------------ ------------
Michael Bozic .............       10             50.0%        $20,147      $ 51,325
Edwin J. Garn .............       10             50.0          27,772        51,325
John R. Haire .............       10             50.0          46,952       129,550
Dr. Manuel H. Johnson  ....       10             50.0          10,926        51,325
Michael E. Nugent .........       10             50.0          19,217        51,325
John L. Schroeder..........        8             41.7          38,700        42,771



----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As stated in the Prospectus, the Fund will invest substantially all of its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.

   U.S. Treasury securities presently consist of U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

   Zero Coupon Treasury Securities. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. For a discussion of the tax treatment of zero coupon Treasury securities. See "Dividends, Distributions and Taxes."

   In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury Securities which have been stripped by the Federal Reserve Bank.

   When-Issued and Delayed Delivery Securities and Firm Commitments. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The

Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.


   Repurchase Agreements. As stated in the Prospectus, the Fund may enter into repurchase agreements in an amount up to 5% of its net assets. Repurchase agreements may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund will not invest in repurchase agreements that do not mature within seven days and in other illiquid securities if, in the aggregate, such investments amount to more than 15% of its net assets. During the fiscal year ended February 28, 1997, the Fund did not enter into repurchase agreements in an amount which exceeded 5% of its net assets.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as defined in the Act. Majority is defined in the Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. It is the Trust's fundamental policy not to concentrate in any one industry and for the purposes of this policy, U.S. Government securities are not considered to be an industry.

     These restrictions provide that the Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds;

     3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. Borrowings in excess of 5% will be repaid before additional investments are made;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets, but only to secure borrowings for temporary or emergency purposes;

     5. Sell securities short or purchase securities on margin;

     6. Write or purchase put or call options;

     7. Underwrite the securities of other issuers or purchase restricted securities;

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity futures contracts or oil and gas interests;

     9. Make loans to others except through the purchase of qualified debt obligations in accordance with the Fund's investment objectives and policies;

     10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) borrowing money in accordance with restrictions described above or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis;


     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not constitute a violation of any of the foregoing restrictions.


PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision by the Trustees of the Fund, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. During the fiscal period ended February 29, 1996 and during the fiscal year ended February 28, 1997, the Fund paid no brokerage commissions.


   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such a manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Treasury securities. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal period ended February 29, 1996 and during the fiscal year ended February 28, 1997, the Fund paid no brokerage commissions to DWR.


   Portfolio turnover rate is defined as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of such securities, the large number of these transactions does not have an adverse effect upon the net yield and net asset value of the shares of the Fund.

THE DISTRIBUTOR
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a Selected Dealer Agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is an indirect wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting on April 20, 1995, a Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement continues until April 30, 1996, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 24, 1997, the Trustees, including all of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the proposed merger of DWDC with Morgan Stanley Group Inc. (see "The Fund and its Management" in the Prospectus), and approved continuation of the present Distribution Agreement until the earlier of April 30, 1998 or consummation of the proposed merger. The new Distribution Agreement is substantially identical to the present Agreement except for its dates of effectiveness and termination.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution or prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Fund are reimbursed. The Plan was initially approved by the Trustees of the Fund on April 20, 1995, and by InterCapital, the then sole shareholder of the Fund on May 3, 1995. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

   The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, including personal services to shareholders and maintenance of shareholder accounts, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, DWR, its affiliates and any other selected broker-dealer may be reimbursed for the following expenses and services under the Plan: (1) compensation to and expenses of account executives and other employees of DWR, its affiliates and other selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares and in servicing shareholder accounts. Reimbursement is made through monthly payments in amounts determined in advance of each fiscal quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.35 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In making quarterly determinations of the amounts that may be expended by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined by the aforementioned Rules of Fair Practice.

   DWR's account executives are credited with an annual gross residual commission, currently a gross residual of up to 0.35% of the current value of the respective accounts for which they are the account executives of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and expenses of DWR associated with the sale and promotion of Fund shares and the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts. The portion of the annual gross residual commission allocated to servicing of shareholders' accounts does not exceed 0.25% of the average annual net asset value of shares sold by the account executive.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   The Fund accrued $8,936 to DWR and the Distributor pursuant to the Plan for the fiscal year ended February 28, 1997, amounting to an annual rate of
0.33 of 1% of the Fund's average daily net assets for the fiscal period. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders--$-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and
(vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel (including compensation for servicing shareholder accounts) and associated overhead expenses--$8,936.

   The Plan had an initial term ending April 30, 1996, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held on April 24, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved the continuation of the Plan until April 30, 1998. Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Trust (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.


   Under the Plan the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE

   As discussed in the Prospectus, the net asset value per share of the Fund is determined at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open, by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by Dean Witter Trust Company (the "Transfer Agent"), in full and fractional shares of the Fund (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the pre-designated bank account method, Systematic Withdrawal Plan or check writing privilege of withdrawing cash from their accounts. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a written confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund at the net asset value per share as of the close of business on the record date. An investor may terminate such agency at any time and may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer.

   Investment of Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value (without sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Intermediate Term U.S. Treasury Trust, directly to the Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Targeted Dividends (Service Mark) . In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Intermediate Term U.S. Treasury Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). The shareholder's signature on such notification must be guaranteed in the manner described above. The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Systematic Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. The Systematic Withdrawal Plan is not available for shares held in an Exchange Privilege Account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any of the Dean Witter Funds sold with either a front-end sales charge ("FESC funds") or a contingent deferred sales charge ("CDSC funds") will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund and Dean Witter Balanced Income Fund and in shares of five money market funds: Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust, or Dean Witter U.S. Government Money Market Trust (these eleven funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Subsequently, shares of Exchange Funds received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of other Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange of (i) shares of FESC funds or (ii) shares of Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of Exchange Funds received in an exchange for shares of a CDSC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   When shares of any CDSC fund are exchanged for shares of any Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares of a CDSC fund exchanged into the Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund. Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any CDSC upon their redemption.

   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FESC funds, or for shares of other Dean Witter Funds for which shares of FESC funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989 are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege Account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC fund Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and any selected broker-dealer in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Shares of the Fund acquired from a CDSC Fund or an FESC Fund pursuant to the Exchange Privilege will be held by the Fund's Transfer Agent in an Exchange Privilege Account distinct from any account of the same shareholder who may have acquired shares of the Fund directly. A shareholder of the Fund will not be permitted to make additional investments in such Exchange Privilege Account, except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Account may not thereafter be placed back into that Account. If such a shareholder desires to make any additional investments in the Fund, a separate account will be maintained for receipt of such investments. The Fund will have additional costs for account maintenance if a shareholder has more than one account with the Fund.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust and $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter Special Value is $5,000. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of the Fund or of money market funds, including the check writing feature, will not be available for funds held in that account.


   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check) and the check has not yet cleared, payment of redemption proceeds may be delayed until the check has cleared (not more than fifteen days from the time of receipt of the check by the Transfer Agent).

   Involuntary Redemption. As discussed in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholders whose shares have a value of less than $100 or such lesser amounts as may be fixed by the Trustees. However, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of its shares is less than $100 and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to $100 or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. If however, any such capital gains are retained, the Fund will pay federal income tax thereon. In such a case, shareholders will have to include such retained gains in their income but will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of how long a shareholder has held the Fund's shares and whether the shareholder receives such dividends or distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   State and Local Taxes. The Fund intends to invest only in the obligations of the U.S. Government that provide interest income exempt from most state and local taxes. Because all States presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from the taxation of most state and local jurisdictions. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, except as noted above, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund.

   Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended February 28, 1997 was 6.03%. During this period, the Investment Manager assumed certain expenses and waived its management fees. Had the Fund borne these expenses and paid these fees for the period, the yield for the 30-day period ended February 28, 1997 would have been -3.01%.


   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


   The average annual total return of the Fund for the period from September 27, 1995 (commencement of operations) through February 28, 1997 and for the fiscal year ended February 28, 1997 was 3.28% and 3.42%, respectively. During this period, the Investment Manager assumed certain expenses of the Fund and waived its management fees. Had the Fund borne these expenses and paid these fees during the stated period, the average total return for the periods would have been -0.57% and 0.22%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the period September 27, 1995 through February 28, 1997 and for the fiscal year ended February 28, 1997 was 4.69% and 3.42%, respectively.

   The Fund may also advertise the growth of a hypothetical investment of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $10,469, $52,345 and $104,690, respectively at February 28, 1997.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital as the then sole shareholder of the Fund prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees presently have not authorized any such additional series or classes of shares.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any Fund cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such amounts may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Trust's shares and Dividend Disbursing Agent for payment of dividends and distributions on Trust shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on the last day of February. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------


   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.


EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the fiscal year ended February 28, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the Information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS February 28, 1997

 PRINCIPAL                             DESCRIPTION
 AMOUNT IN                                 AND                                COUPON
 THOUSANDS                            MATURITY DATE                            RATE         VALUE
----------- ---------------------------------------------------------------- -------- -----------
            U.S. GOVERNMENT OBLIGATIONS (95.1%)
            U.S. Treasury Notes (81.8%)
    $595    10/31/00 ........................................................  5.75%   $  584,409
     120    11/30/01 ........................................................  5.875      117,494
     560    08/15/03 ........................................................  5.75       539,459
       5    02/15/04 ........................................................  5.875        4,832
     370    11/15/05 ........................................................  5.875      353,317
      30    02/15/07 ........................................................  6.25        29,352
                                                                                      -----------
                                                                                        1,628,863
                                                                                      -----------
            U.S. Treasury Strips (13.3%)
     265    11/15/02 ........................................................  0.00       184,639
     135    02/15/05 ........................................................  0.00        80,401
                                                                                      -----------
                                                                                          265,040
                                                                                      -----------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $1,941,893) .............................................  1,893,903
                                                                                      -----------
            SHORT-TERM INVESTMENT (a)(1.5%)
            U.S. GOVERNMENT OBLIGATION
      30    U.S. Treasury Bill
            03/06/97 (Amortized Cost $29,980) ...............................  4.85        29,980
                                                                                      -----------
            TOTAL INVESTMENTS
            (Identified Cost $1,971,873)(b) ................................. 96.6%     1,923,883
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..................  3.4         67,687
                                                                             -------- -----------
            NET ASSETS ......................................................100.0%    $1,991,570
                                                                             ======== ===========

------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized depreciation is $47,990.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997



ASSETS:
Investments in securities, at value
 (identified cost $1,971,873) .........   $1,923,883
Cash...................................        8,016
Receivable for:
  Shares of beneficial interest sold  .       35,000
  Interest.............................       20,854
Receivable from affiliate .............       31,815
Deferred organizational expenses  .....      128,853
Prepaid expenses ......................       16,780
                                       ------------
  TOTAL ASSETS ........................    2,165,201
                                       ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest
  repurchased..........................       12,878
  Dividends to shareholders............          641
  Plan of distribution fee.............          536
Accrued expenses ......................       30,723
Organizational expenses ...............      128,853
                                       ------------
  TOTAL LIABILITIES....................      173,631
                                       ------------
NET ASSETS:
Paid-in-capital........................    2,128,635
Net unrealized depreciation ...........      (47,990)
Accumulated net realized loss .........      (89,075)
                                       ------------
  NET ASSETS...........................   $1,991,570
                                       ============
NET ASSET VALUE PER SHARE,
 205,020 shares outstanding (unlimited
 shares authorized of $.01 par value) .   $     9.71
                                       ============





STATEMENT OF OPERATIONS
For the year ended February 28, 1997



NET INVESTMENT INCOME:
INTEREST INCOME .......................   $ 155,099
                                       -----------
EXPENSES
Professional fees .....................      62,077
Organizational expenses ...............      36,000
Shareholder reports and notices  ......      31,041
Registration fees .....................      23,770
Trustees' fees and expenses............      13,374
Investment management fee..............       9,458
Plan of distribution fee...............       8,936
Custodian fees.........................       2,965
Transfer agent fees and expenses ......       1,848
Other..................................       1,525
                                       -----------
  TOTAL EXPENSES ......................     190,994
  LESS: AMOUNTS WAIVED/REIMBURSED  ....    (182,058)
                                       -----------
  NET EXPENSES ........................       8,936
                                       -----------
  NET INVESTMENT INCOME................     146,163
                                       -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss......................     (89,075)
Net change in unrealized depreciation        (6,941)
                                       -----------
  NET LOSS.............................     (96,016)
                                       -----------
NET INCREASE...........................   $  50,147
                                       ===========



                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE PERIOD
                                                          FOR THE YEAR    SEPTEMBER 27, 1995*
                                                              ENDED             THROUGH
                                                        FEBRUARY 28, 1997  FEBRUARY 29, 1996
------------------------------------------------------ ----------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $   146,163        $   80,604
Net realized gain (loss)...............................        (89,075)              759
Net change in unrealized depreciation .................         (6,941)          (41,049)
                                                       ----------------- -------------------
  NET INCREASE.........................................         50,147            40,314
                                                       ----------------- -------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................       (146,163)          (80,604)
Net realized gain......................................           (759)           --
                                                       ----------------- -------------------
  TOTAL................................................       (146,922)          (80,604)
                                                       ----------------- -------------------
Net increase (decrease) from transactions in shares of
 beneficial interest...................................     (2,348,227)        4,376,862
                                                       ----------------- -------------------
  NET INCREASE (DECREASE)..............................     (2,445,002)        4,336,572
NET ASSETS:
Beginning of period....................................      4,436,572           100,000
                                                       ----------------- -------------------
  END OF PERIOD........................................    $ 1,991,570        $4,436,572
                                                       ================= ===================


* Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997
1. Organization and Accounting Policies

Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income and preservation of principal. The Fund seeks to achieve its objective by investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on February 9, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on September 27, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued


C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $180,000, of which approximately $129,000 will be reimbursed. The balance will be absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the Fund's net assets determined at the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to reimburse all operating expenses (except plan of distribution fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until March 27, 1997, whichever occurred first. The

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued


Investment Manager has agreed to extend this period until February 28, 1998. At February 28, 1997, included in the Statement of Assets and Liabilities was a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended February 28, 1997, the distribution fee was accrued at the annual rate of 0.33%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 were $1,087,644 and $3,459,887, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,800.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

5. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest were as follows:



                                                                             FOR THE PERIOD
                                                    FOR THE YEAR           SEPTEMBER 27, 1995*
                                                       ENDED                     THROUGH
                                                 FEBRUARY 28, 1997          FEBRUARY 29, 1996
                                            -------------------------- -------------------------
                                               SHARES        AMOUNT       SHARES       AMOUNT
                                            ----------- -------------- ----------- -------------
Sold                                           145,947    $ 1,418,741     659,183    $ 6,612,088
Reinvestment of dividends and distributions      7,200         69,866       4,161         41,820
                                            ----------- -------------- ----------- -------------
                                               153,147      1,488,607     663,344      6,653,908
Repurchased                                   (395,509)    (3,836,834)   (225,962)    (2,277,046)
                                            ----------- -------------- ----------- -------------
Net increase (decrease)                       (242,362)   $(2,348,227)    437,382    $ 4,376,862
                                            =========== ============== =========== =============


------------

* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At February 28, 1997, the Fund had a net capital loss carryover of approximately $87,000 which will be available through February 28, 2005.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,000 during fiscal 1997.

As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

Dean Witter Intermediate Term U.S. Treasury Trust
                             FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                FOR THE PERIOD
                                              FOR THE YEAR    SEPTEMBER 27, 1995*
                                                  ENDED             THROUGH
                                            FEBRUARY 28, 1997  FEBRUARY 29, 1996
------------------------------------------ ----------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....      $ 9.92             $10.00
                                                 ------            -------
Net investment income .....................        0.53               0.21
Net realized and unrealized loss ..........       (0.21)             (0.08)
                                                 ------            -------
Total from investment operations ..........        0.32               0.13
                                                 ------            -------
Less dividends from net investment income         (0.53)++           (0.21)
                                                  -----            -------
Net asset value, end of period ............      $ 9.71             $ 9.92
                                                 ======            =======
TOTAL INVESTMENT RETURN+ ..................        3.42%              1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        0.33%(3)           0.32%(2)(3)
Net investment income .....................        5.41%(3)           5.05%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...      $1,992             $4,437
Portfolio turnover rate ...................          42%                20%(1)
------------
*      Commencement of operations.
+      Calculated based on the net asset value as of the last business day of the period.
++     Includes distributions from capital gains of $.003.
(1)    Not annualized.
(2)    Annualized.
(3)    If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been 7.07% and (1.33)%, respectively, for the year ended February 28, 1997 and 2.82% and 2.55%, respectively, after application of the Fund's state expense limitation, for the period ended February 29, 1996.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") at February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 27, 1995 (commencement of operations) through February 29, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997

               DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

                            PART C OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial statements and schedules, included in Prospectus (Part A):


                                                                     Page in
                                                                     -------
                                                                    Prospectus
                                                                    ----------
          Financial highlights for the fiscal period
          September 27, 1995 through February 29, 1996
          and for the fiscal year ended February 28, 1997.               4

          (2) Financial statements included in the Statement of
          Additional Information (Part B):                            Page in
                                                                      -------
                                                                        SAI
                                                                        ---

          Portfolio of Investments at February 28, 1997...              27

          Statement of assets and liabilities at
          February 28, 1997...............................              28

          Statement of operations for the fiscal period ended
          February 29, 1996 and for the fiscal year ended
          February 28, 1997...............................              28

          Statement of changes in net assets for the fiscal
          period September 27, 1995 through February 29,
          1996 and for the fiscal year ended February 28,
          1997............................................              29

          Notes to Financial Statements...................              30

          Financial highlights for the fiscal period
          September 27, 1995 through February 29, 1996
          and for the fiscal year ended February 28, 1997.              34

          (3) Financial statements included in Part C:

          None

     (b)  Exhibits:

          2. -- By-Laws of the Registrant, Amended and Restated as of October 25, 1996

          8.  --  Amendment to Custody Agreement

         11.  --  Consent of Independent Accountants

         16.  --  Schedule for Computation of Performance Quotations

         27.  --  Financial Data Schedule

-------------------
         All other exhibits previously filed and incorporated by reference.


Item 25. Persons Controlled by or Under Common Control With
         Registrant

         None

Item 26. Number of Holders of Securities.

          (1)                                 (2)
                                     Number of Record Holders
     Title of Class                      at March 31, 1997
     --------------                  ------------------------

Shares of Beneficial Interest                 110

Item 27. Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Adviser.

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust

 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.

(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund
(59) Dean Witter Financial Services Trust
(60) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered
investment companies:
Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------
Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                             Funds and Chairman, Chief Executive Officer and
                             Trustee of the TCW/DW Funds; Formerly Executive
                             Vice President and Director of Dean Witter,
                             Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of DWDC and DWR; Director of DWSC and
                             Distributors; Director or Trustee
                             of the Dean Witter Funds; Director
                             and/or officer of various DWDC
                             subsidiaries.

Richard M. DeMartini         Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Capital,
                             a division of DWR; Member of the DWDC Management
                             Committee; Director of DWR, DWSC, Distributors and DWTC; Trustee of the TCW/DW Funds.

James F. Higgins             Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Financial;
                             Director of DWR, DWSC, Distributors
                             and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Financial
Executive Vice               Officer of DWDC, DWR, DWSC and Distributors;
President, Chief             Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards         Executive Vice President, Secretary and General
Director                     Counsel of DWDC and DWR; Executive Vice President,
                             Secretary and Chief Legal Officer of Distributors;
                             Director of DWR, DWSC and Distributors.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

John Van Heuvelen            President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Barry Fink                   Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
Secretary and General        President, Assistant Secretary and Assistant
Counsel                      General Counsel of Distributors; Vice President,
                             Secretary and General Counsel of the Dean Witter
                             Funds and the TCW/DW Funds.

Edward Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President        Senior Vice President of DWSC, Distributors and
                             DWTC and Director of DWTC; Vice President of the
                             Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny B. Jones
Senior Vice President        Vice President of Dean Witter Special Value Fund.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.
Senior Vice President        Vice President of Dean Witter Market Leader Trust.

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.


Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

Joan Allman
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President               Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President               Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President               Vice President of various Dean Witter Funds.

Konrad J. Krill
Vice President               Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President               Vice President of various Dean Witter Funds.

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            --------------------------------------------------

Richard Norris
Vice President

Anne Pickrell
Vice President               Vice President of Dean Witter Global Short-
                             Term Income Fund Inc.
Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metals and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President               Vice President of Prime Income Trust.

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust.

Jayne M. Stevlingson
Vice President               Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President               Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine C. Wickham
Vice President

Item 29.    Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation
 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust
(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust
(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Premier Income Trust
(43)        Dean Witter Value-Added Market Series
(44)        Dean Witter Global Utilities Fund
(45)        Dean Witter High Income Securities
(46)        Dean Witter National Municipal Trust
(47)        Dean Witter International SmallCap Fund

(48)        Dean Witter Balanced Growth Fund
(49)        Dean Witter Balanced Income Fund
(50)        Dean Witter Hawaii Municipal Trust
(51)        Dean Witter Variable Investment Series
(52)        Dean Witter Capital Appreciation Fund
(53)        Dean Witter Intermediate Term U.S. Treasury Trust
(54)        Dean Witter Information Fund
(55)        Dean Witter Japan Fund
(56)        Dean Witter Income Builder Fund
(57)        Dean Witter Special Value Fund
(58)        Dean Witter Financial Services Trust
(60)        Dean Witter Market Leader Trust
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
(10)        TCW/DW Strategic Income Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                            Positions and
                                            Office with
    Name                                    Distributors
    ----                                    -------------

    Fredrick K. Kubler                    Senior Vice President, Assistant
                                          Secretary and Chief Compliance
                                          Officer.

    Michael T. Gregg                      Vice President and Assistant
                                          Secretary.

Item 30. Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

       Registrant is not a party to any such management-related service contract.

Item 32. Undertakings

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1997.

                        DEAN WITTER INTERMEDIATE TERM US TREASURY TRUST

                                   By /s/ Barry Fink
                                      ------------------------------
                                          Barry Fink
                                      Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures                             Title                                  Date
      ----------                             -----                                  ----
(1) Principal Executive Officer              President, Chief
                                             Executive Officer,
                                             Trustee and Chairman

By /s/ Charles A. Fiumefreddo
   --------------------------                                                        04/30/97
       Charles A. Fiumefreddo

(2) Principal Financial Officer              Treasurer and Principal
                                             Accounting Officer

By /s/ Thomas F. Caloia
   --------------------------                                                        04/30/97
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By /s/ Barry Fink
   --------------------------                                                        04/30/97
       Barry Fink
       Attorney-in-Fact

   Michael Bozic                   Manuel H. Johnson
   Edwin J. Garn                   Michael E. Nugent
   John R. Haire                   John L. Schroeder

By /s/ David M. Butowsky
   --------------------------                                                        04/30/97
       David M. Butowsky
       Attorney-in-Fact


                                 EXHIBIT INDEX
                                 -------------

Exhibit No.        Description
-----------        -----------

2.   --            By-Laws of the Registrant, Amended and Restated
                   as of October 25, 1996

8.   --            Amendment to Custody Agreement

11.  --            Consent of Independent Accountants

16.  --            Schedules for Computation of Performance Quotations

27.  --            Financial Data Schedule


